                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                  THIS AGREEMENT is made as of December 31, 1996, by and among Core Materials Corporation, a Delaware corporation (the "COMPANY"), Navistar International Transportation Corp., a Delaware corporation ("Navistar") and each of the other Persons who becomes a party to this Agreement after the date hereof pursuant to paragraphs 10(e) or 10(f) below. Certain capitalized terms used herein are defined in paragraph 9 below.

                  WHEREAS, RYMAC Mortgage Investment Corporation ("RYMAC") and Navistar are parties to an Asset Purchase Agreement dated as of September 12, 1996, as amended (the "PURCHASE AGREEMENT") pursuant to which Navistar has agreed to sell certain assets to the Company (as successor to RYMAC) subject to the terms and conditions therein.

                  WHEREAS, as part of the consideration for the sale of certain of its assets, the Company is issuing to Navistar certain shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"); and

                  WHEREAS, the execution and delivery of this Agreement is a condition to Navistar's obligation to sell certain assets to the Company pursuant to the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement intending to be legally bound, hereby agree as follows:

                  The parties hereto agree as follows:

                  1.  DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION. The holders of at least 20% of the Investor Registrable Securities may at any time request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and the holders of at least 20% of the Investor Registrable Securities may request registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") of all or any portion of their Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "DEMAND REGISTRATIONS". Each request for a Demand Registration shall specify the approximate number of Investor Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.


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                  (b) LONG-FORM REGISTRATIONS. The holders of Investor
Registrable Securities shall be entitled to request 2 Long-Form Registrations. The Company shall pay all Registration Expenses for such Long-Form Registrations. Except as otherwise provided in this paragraph 1(b), (i) a registration shall not count as one of the permitted Long-Form Registrations until it has become effective and the holders of Investor Registrable Securities are able to register and sell at least 90% of the Investor Registrable Securities requested to be included in such registration; and (ii) the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. The holders of Investor Registrable Securities may, before a Long-Form Registration becomes effective, withdraw their Registrable Securities from inclusion therein, should the terms of sale not be satisfactory to such holders. Should all such holders so withdraw, such Long-Form Registration shall be deemed to have been declared effective, unless such holders of Investor Registrable Securities pay within 30 days after any such withdrawal, their pro-rata share of all of the out-of-pocket expenses of the Company incurred in connection with such registration.

                  If so requested by the holders of at least a majority of the Investor Registrable Securities included in a Demand Registration, the public offering or distribution of Registrable Securities under this Agreement shall be pursuant to a firm commitment underwriting, the managing underwriter of which shall be a nationally recognized investment banking firm selected and engaged by the Company and approved by the holders of at least a majority of the Investor Registrable Securities included in such Demand Registration (which approval shall not be unreasonably withheld). The Company shall enter into the same underwriting agreement as entered into by the holders of Investor Registrable Securities, which shall contain representations, warranties, indemnities and agreements not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions. The Company, as a condition to fulfilling its obligations under this Agreement, may require that such underwriting agreement contain customary provisions indemnifying the Company against any losses that arise out of or are based upon an untrue statement, an alleged untrue statement, an omission or an alleged omission in any registration statement or prospectus made in reliance upon and in conformity with written information furnished to the Company by the underwriters specifically for use in the preparation of such registration statement or prospectus.

                  (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Company, pursuant to the request of the holders of at least 20% of the Investor Registrable Securities, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "REQUIRED REGISTRATION"), the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practical after



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filing, and once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Required Registration or (ii) the date as of which the holders of Investor Registrable Securities (assuming such holders are affiliates of the Company) are able to sell all of the Investor Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act (the "EFFECTIVE PERIOD"). The Company represents, warrants and covenants that it currently is, and shall remain at all times during the Effective Period, eligible to use Form S-2 under the Securities Act. Each party hereto hereby acknowledges that the Company is currently not eligible to effect a Required Registration for a primary offering, but is eligible to effect a Required Registration for a secondary offering.

                  (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 50% of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, first pro rata among the respective holders of the Investor Registrable Securities and then to the extent that any Other Registrable Securities can still be included, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and then to the extent that any securities which are not Registrable Securities can still be included, pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

                  (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of an initial request for a Demand Registration pursuant to this Agreement, the filing of any registration statement if at the time it received a request therefor, the Company determines, in its reasonable business judgment, that such registration and offering could interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization or other material transaction or development involving the Company or any of its subsidiaries or affiliates; provided that the Company shall only be entitled to one postponement in any 365-day period. The Company shall give the holders of Investor Registrable Securities making such request written notice of such determination. In the event of such postponement, the Company shall file such Registration

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Statement as soon as practicable after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the first sentence of this Section 2(e) or, if later, at the end of such 90-day period. If the Company shall postpone the filing of any registration statement, the holders of Investor Registrable Securities shall have the right to withdraw their request for such registration by giving notice to the Company within 15 days of the notice of postponement; provided, however, that in the event that the holders of Investor Registrable Securities withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which the holders of Investor Registrable Securities are entitled pursuant to paragraph (a) above.

                  Notwithstanding the provisions of this paragraph 1, the Company shall not be required to effect more than two Long-Form Registrations or more than five Demand Registrations that have been filed pursuant to paragraph 1(a) above, were declared effective by the Commission and remained effective for the period set forth in paragraph 4(b) hereof.

                  (f) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 50% of the Investor Registrable Securities; provided that the Company may grant rights to employees of the Company and its Subsidiaries to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in paragraphs 2(c) and 2(d) below.

                  2. PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Other


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Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Other Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

                  (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Investor Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld or delayed.

                  (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph l or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

                  3. HOLDBACK AGREEMENTS.

                  (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Investor Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company (i) shall not effect any public sale or distribution of its equity securities,


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or any securities convertible into or exchangeable or exercisable for such securities, during the ten days prior to and during the 180-day period beginning on the effective date of any (x) underwritten Demand Registration, (y) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form) or
(z) post-effective amendment of a Required Registration pursuant to which an underwritten offering is to be effected, unless (in any such case) the underwriter managing the registered public offering otherwise agrees.

                  4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel);

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such longer period specified in paragraph 1(c) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);


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                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, subject to the execution by any such person of a confidentiality agreement in form and substance reasonably satisfactory to the Company;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;


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                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

                  (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Investor Registrable Securities being sold reasonably request (provided that such Investor Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

                  (o) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

                  5. REGISTRATION EXPENSES.

                  (a) Subject to paragraph (b) below, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and fees and disbursements of all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company or the holders of Investor Registrable Securities (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.


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

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                  6. INDEMNIFICATION.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors and partners, legal counsel, accountants and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including investigation costs and costs of defending same) caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same or any violation of federal or state securities laws, rules or regulations relating to actions or inactions required by such holder, its officers, directors or partners or any Person who controls such holder (within the meaning of the Securities Act) in connection with any such registration or qualification or (ii) any violation by the Company of the Securities Act or any regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, officers, directors and partners, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including investigations and cost of defending same) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder and stated to be specifically for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, legal counsel, accountant, partner or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  (e) If the indemnification provided for in this paragraph 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.


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

                  7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Investor Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof. The Company's obligations under this Agreement with respect to each seller of Registrable Securities shall be conditioned upon such seller's compliance with the following:

                  (a) Such seller shall cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to keep the registration statement effective, shall provide to the Company, in writing, for use in the registration statement, all information reasonably requested by the Company regarding such seller and such other information relating to such seller as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof, and to otherwise comply with all applicable requirements of law in connection therewith;

                  (b) during such time as such seller may be engaged in a distribution of Registrable Securities, such seller will comply with all applicable laws including but not limited to Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and pursuant thereto will, among other thing: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (B) distribute the Registrable Securities owned by such seller solely in the manner described in the registration statement; (C) cause to be furnished to each underwriter, agent or broker-dealer to and through whom the Registrable Securities owned by such seller may be offered, or to the offeree if an offer is made directly by such seller, such copies of the prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such underwriter, agent, broker-dealer or offeree; and (D) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act; and

                  (c) on notice from the Company of the happening of any of the events specified in paragraph 4(e) above, if it requires the suspension by such seller of the distribution of any of the Registrable Securities, then such seller shall cease offering or distributing the Registrable Securities until such time as the Company notifies such seller that offering and distribution of the Registrable Securities may recommence (which in any event shall be no later than immediately after the filing of the supplemented or amended prospectus contemplated by Section 4(e)).

                  8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") at any time after it has become subject to such reporting requirements; and

                  (c) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such securities without registration.

                  9. DEFINITIONS.

                  "INVESTOR REGISTRABLE SECURITIES" means any shares of Common Stock held by Navistar and its affiliates and any other shares of Common Stock held by a person who is a party to this Agreement and are designated as such by Navistar.

                  "OTHER REGISTRABLE SECURITIES" means any shares of Common Stock held by a person who is a party to this Agreement that do not constitute Investor Registrable Securities.

                  "REGISTRABLE SECURITIES" means Investor Registrable Securities and Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Investor or Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity. For purposes hereof, reference to a "Subsidiary" of the Company shall be given effect only at such times as the Company has one or more Subsidiaries.

                  10.  MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the Registrable Securities then in existence, which majority shall include a majority of the Investor Registrable Securities then in existence; provided that no such amendment or action which materially adversely affects any one holder of Registrable Securities, as such, vis-a-vis the other holders of Registrable Securities, as such, shall be effective against such holder without the prior written consent of such holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (e) ADDITIONAL PARTIES. The Board of Directors of the Company shall be entitled, but not obligated, to allow any purchaser of Common Stock (or securities or rights convertible or exercisable into Common Stock) to execute a counterpart to this Agreement and become a party hereto (each, an "ADDITIONAL PARTY"), in which case the Common Stock issued or issuable to any such Additional Party shall be deemed "Registrable Securities" for purposes of this Agreement. Except as set forth in this paragraph 10(e) and in paragraph 1(g), the Company will not grant to any other Persons any registration rights.

                  (f) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, (a) in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound the terms hereof and (b) the right to designate "Investor Registrable Securities" is not assignable unless the person holding such right explicitly assigns such right to the assignee or transferee of all or a portion of its Registrable Securities.

                  (g) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (i) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (j) GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Ohio, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio. In furtherance of the foregoing, the internal law of the State of Ohio shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  (k) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to holder of Registrable Securities at the address indicated on the books and records of the Company and to the Company at its principal executive office (to the attention of the Company's president) or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                           CORE MATERIALS CORPORATION


                           By:  /s/ Richard R. Conte
                                ----------------------------------

                           Its:  President
                                ----------------------------------

                           NAVISTAR INTERNATIONAL TRANSPORTATION CORP.


                           By:  /s/ Thomas M. Hough
                                ----------------------------------

                           Its: Vice President and Treasurer
                                ----------------------------------